Exhibit 10.24



                                SUPPLY AGREEMENT



                                 by and between




                                 AstraZeneca AB


                                       and



                                 INyX Pharma Ltd



                               DATE: 11 June 2004

                                TABLE OF CONTENTS

1.    Definitions..............................................................1
2.    Construction.............................................................4
3.    Amendment................................................................4
4.    Supply of Products.......................................................4
5.    Forecasting..............................................................4
6.    Orders...................................................................5
7.    Delivery and Title.......................................................5
8.    Delay in Delivery........................................................6
9.    Price....................................................................6
10.   Invoicing and Pavment....................................................6
11.   Continuous Improvements..................................................7
12.   Shortfalls, Damages & Defects............................................7
13.   Quality, Manufacturing and Storage.......................................8
14.   Product Recall...........................................................8
15.   Responsibilities For Scrapped/Wasted Materials...........................9
16.   Printed Packaging and Artwork............................................9
17.   Ownership and Use........................................................9
18.   Legal and Regulatory Requirements.......................................10
19.   Corporate Responsibility................................................10
20.   Additional Representations and Warranties...............................10
21.   Force Majeure...........................................................11
22.   Term and Termination....................................................12
23.   Tech Transfer to AstraZeneca or a Second Supplier.......................14
24.   Most Favoured Customer..................................................15
25.   Confidentiality.........................................................15
26.   Improvements............................................................16
27.   Insurance...............................................................16
28.   Use of Name.............................................................17
29.   Notices.................................................................17
30.   Relationship of the Parties.............................................17
31.   Assignment..............................................................17
32.   Expenses................................................................18
33.   Waiver and Non-Exclusion of Remedies....................................18
34.   Severability............................................................18
35.   Governing Law and Disputes..............................................18
36.   Counterparts............................................................19
37.   Execution...............................................................19

EXHIBIT 1 Product, Product Requirements and Price
EXHIBIT 2 Logistic Arrangement
EXHIBIT 3 Contact People
EXHIBIT 4 Quality Assurance Agreement
EXHIBIT 5 AstraZeneca Property
EXHIBIT 6 General Work Flow For The Artwork Process


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

                                SUPPLY AGREEMENT

This Supply Agreement (the "Agreement") is made on 11 June 2004 ("Effective Date") by and between

(1) AstraZeneca AB, a company incorporated in Sweden under no. 556011-7482 with offices at S-151 85 Sodertdlje, Sweden ("AstraZeneca"); and

(2) INyX Pharma Ltd, a company incorporated in the United Kingdom under no. 4573515 with offices at 6 Seymour Court, Manor Park, Runcorn, Cheshire, UK, WA7 1SY ("Inyx")

Recitals
--------

         (A) WHEREAS, AstraZeneca intends to outsource the manufacturing, testing and release of Product (as defined herein).

         (B) WHEREAS, Inyx has the ability and desire to manufacture, test release and supply the Product.

         (C) WHEREAS, the Parties have agreed to enter into this Agreement to set forth the general terms and conditions on which the supply and additional service of the Product will be carried out.

Agreement
---------

NOW,  THEREFORE,  in  consideration  of the mutual  covenants  contained in this
Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.       Definitions
         -----------

Unless otherwise specifically provided in this Agreement, the following terms shall have the following meanings:

1.1 "Affiliates" means, with respect to a Person, any Person that controls, is controlled by or is under common control with such first Person. For purposes of this definition only, "control" means (a) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities, by contract relating to voting rights or corporate governance or otherwise, or (b) to own, directly or indirectly, fifty percent (50%) or more of the outstanding voting securities or other ownership interest of such Person.

1.2 "Applicable Laws and Regulations" with respect to the Product, has the meaning defined in the Quality Assurance Agreement and the Product Requirements.

1.3 "AstraZeneca Information" means all confidential data and information related to or comprised in Intellectual Property Rights and Know-How, as well as other information in relation to AstraZeneca's general business operations, the Product or its manufacture, which is owned by AstraZeneca or which is in its possession and which AstraZeneca is entitled to disclose.

1.4 "AstraZeneca Property" means the property owned by AstraZeneca at Inyx' facilities set out in Exhibit 5, AstraZeneca Property.

1.5 "Change of Control" with respect to any Person, means an event in which:

         (a) any other Person or group of Persons, except Affiliates of Inyx, acquires beneficial ownership of securities of such first Person representing more than fifty percent (50%) of the voting power of the then outstanding securities of such first Person with respect to the election of directors of such first Person; or

         (b) such Person enters into a merger, consolidation or similar transaction with another Person in which such first Person is not the surviving entity in such transaction.

1.6 "Confidential Information" means all AstraZeneca Information or all Inyx Information, as the context may require, disclosed by or on behalf of the relevant Party to the other Party pursuant to this Agreement in written, oral or any other form.

1.7      "Disclosing Party" means the Party disclosing Confidential Information.

1.8 "Price Review Date" means the date on which the then current Price for a Product will be reviewed as specified in Exhibit 1.

1.9 "Fixed Price Term" means a term for which the Price will remain fixed as specified in Exhibit 1.

1.10 "Force Majeure Party" means a Party prevented or delayed in its performance under this Agreement by an event of Force Majeure.

1.11     "Force Majeure" has the meaning defined in the Force Majeure Section.

1.12     "Forecast" has the meaning set forth in Section 5.1.

1.13 "Improvement" means any invention, discovery, upgrading or modification and all other Intellectual Property Rights (whether patentable or not); for the Product it shall include any new indication, dosage forms, formulations or delivery systems.

1.14 "Intellectual Property Rights" means confidential know-how, trade secrets, patent rights, trade marks, service marks, trade names, design rights, copyright (including rights in computer software) and any rights or property similar to any of the foregoing in any part of the world, whether registered or not, together with the right to apply for the registration of any such rights, and all rights or forms of protection having equivalent or similar effect, in any part of the world.

1.15 "Invoice Currency" means the currency in which the Product will be invoiced and paid.


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

1.16 "Inyx Information" means all confidential data and information related to or comprised in Intellectual Property Rights and know-how, as well as other information in relation to Inyx's general business operations and manufacturing processes, which is owned by Inyx or which is in its possession and which it is entitled to disclose.

1.17 "Know-How" means (i) all technical information or data relating to the Products, whether protected by Intellectual Property Rights or not, including but not limited to technology, processes, specifications, formulas, procedures, techniques, practices and instructions of, and scientific, analytical and technical data and studies for, the synthesis, manufacturing, pharmaceutical processing, formulation, packaging, labeling storage and transportation of the Products; and
         (ii) non-clinical and clinical data and studies relating to the Products.

1.18 "Lead-Time" means the time from AstraZeneca placing of a purchase order or a notification requesting delivery under a frame purchase order, as the case may be, until delivery of Products.

1.19 "Manufacturing Process" means any process (or step in any process, including packaging, quality control and quality assurance) used or planned to be used by Inyx (or any of its permitted Affiliates or subcontractors) for manufacturing the Product.

1.20     "Parties"   means   AstraZeneca  and  Inyx  and  "Party"  means  either
         AstraZeneca or Inyx, as the context requires.

1.21 "Person" means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.22 "Price" means the amount payable from time to time for such Product, as determined in accordance with the terms hereof.

1.23 "Product" means the finished product to be supplied pursuant to this Agreement.

1.24 "Product Requirements" means the specifications and requirements for the Product as specified in an appendix to the QAA and referred to in
         Exhibit 1 of this Agreement as the same may be updated from time to time in accordance with the QAA and the regulatory approved artwork.

1.25 "Product Item" means the smallest unit of Products that can be purchased by AstraZeneca or its Affiliates and identified by an item number.

1.26 "Quality Assurance Agreement" or "QAA" means the quality assurance agreement entered into by the Parties, a copy of which is attached hereto as Exhibit 4, as the same shall be amended from time to time

1.27 "Receiving Party" means the Party to whom Confidential Information is disclosed.


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

1.28 "Term" means the period beginning on the Effective Date and continuing until the date upon which this Agreement is terminated in accordance with Article 22.

2.       Construction
         ------------

2.1 Except where the context requires otherwise, whenever used the singular includes the plural, the plural includes the singular, the use of any gender is applicable to all genders and the word "or" has the inclusive meaning represented by the phrase "and/or". The headings of this Agreement are for convenience of reference only. The term "including" or "includes" as used in this Agreement means including, without limiting the generality of any description preceding such term. The wording of this Agreement shall be deemed to be the wording mutually chosen by the Parties and no rule of strict construction shall be applied against any Party.

2.2 The Exhibits (as amended from time to time by agreement of the Parties in writing) form part of this Agreement and have the same force and effect as if expressly set out in the body of the Agreement. Any reference to the Agreement includes the Exhibits. Any breach of the Exhibits shall be deemed a breach of this Agreement.

2.3 Save for as set out in Section 13.1, if there is any inconsistency between the Exhibits and this Agreement, the terms and conditions of this Agreement shall govern and any inconsistency between the Exhibits, the Exhibits will take precedence in the order they appear.

3.       Amendment

3.1 Any amendment or modification of this Agreement must be in writing and signed by authorized representatives of both Parties.

4.       Supply of Products

4.1 Inyx agrees to manufacture, package, test, release and deliver and manage stock for the Products under this Supply Agreement exclusively for AstraZeneca or its Affiliates.

4.2 In addition, Inyx shall perform post marketing stability tests to a mutually agreed cost and format.

5.       Forecasting
         -----------

5.1 Forecast: AstraZeneca shall each calendar quarter provide Inyx with a non-binding forecast for AstraZeneca and its Affiliates requirements of Products during the following twelve (12) month period ("Forecast"). The Forecast submitted in October each year shall however cover fifteen
         (15) months.

5.2 Inyx shall without delay notify AstraZeneca if Inyx does not have the capacity to deliver Products in accordance with the Forecast.


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

6.       Orders
         ------

6.1 Purchase order: AstraZeneca shall place a firm purchase order for each requested Product to Inyx with a Lead-Time of twenty six (26) weeks.

6.2 AstraZeneca may at its option place frame purchase order for one (1) year of supply of Products and will in such case notify Inyx on requested delivery dates. The Lead-Time will in such case be sixteen
         (16) weeks from such notification.

6.3 Order confirmation: Inyx shall confirm the purchase orders and the delivery date within two (2) weeks from the receipt of the purchase order.

6.4      Time is of essence to this Agreement.

6.5 The delivery performance as to mutually agreed measurement criteria is to be followed up by Inyx each month and reported to AstraZeneca as inputs to the Operation Planning Meetings (see below).

6.6 Communication: Any deviation from the delivery plan is to be communicated to AstraZeneca as soon as possible in order to enable AstraZeneca to take necessary action to minimize any negative effects in the market.

6.7 Communication on market changes: AstraZeneca shall inform Inyx of any major changes in the market or other information, which may have impact on sales and therefore the supply of Products under this Agreement.

6.8 Operation Planning Meetings shall be held quarterly unless otherwise agreed upon between the Parties. The agenda shall comprise: (a) performance report; (b) market intelligence; (c) supply capability; (d) possible capacity problems and prioritisations; (e) forward planning including changes, withdrawals. AstraZeneca shall initiate such meetings.

7.       Delivery and Title
         ------------------

7.1 Inyx shall deliver and supply each Product ordered by AstraZeneca in accordance with the term Ex Works Runcorn (Incoterms 2000).

7.2 The risk and title to the Products shall pass to AstraZeneca upon delivery according to the delivery Incoterm in Section 7.1.

7.3 In the event of a delay by AstraZeneca to collect the Products, Inyx shall have responsibility for ensuring that the Products are stored and maintained in accordance with the QAA until AstraZeneca has collected such Products. AstraZeneca shall remunerate Inyx for any direct costs associated by AstraZeneca's delay to collect Products.


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

8.       Delay in Delivery
         -----------------

8.1 In the event that Inyx discovers that the delivery date cannot be met, Inyx shall immediately notify AstraZeneca in writing stating the cause of the delay and present a revised date for delivery or schedule for delayed deliveries. Inyx shall use commercially best efforts to reduce such delay. Inyx shall notify AstraZeneca of any delay of the day of dispatching within five working days.

         8.1.1 In case of a delay of delivery, which is due to Inyx or to circumstances for which Inyx is directly responsible, AstraZeneca is entitled to liquidated damages. The liquidated damages shall be payable at a rate of one percent (1%) of the Price of the Products in delay (the Price in the relevant purchase order) per completed week of delay up to a maximum of eight percent (8%) of such Price.

         8.1.2 Claims by AstraZeneca for liquidated damages shall not operate a waiver of any rights to cancel a delayed delivery or any other rights under this Agreement.

8.2 Inyx is responsible for any delay in transportation or in customs control due to deficiencies in the documentation supporting the delivery of Products delivered under this Agreement.

9.       Price
         -----

9.1 The Price of the Product is specified in Exhibit 1. The Price is exclusive of Value Added Tax, which, if payable, shall be borne and paid by AstraZeneca against the provision by Inyx of an appropriate VAT invoice.

9.2 The Price at the time of signing will remain fixed for the Fixed Price Term. On the Price Review Date and on each anniversary of such Price Review Date, the Parties will adjust the Price after agreement. The Parties shall in such review take into account price review parameters set out in Exhibit 1.

9.3 If the Parties fail to agree on a revised Price prior to the commencement of the new Fixed Price Term, then the Price shall be set according to the price review formula set out in Exhibit 1.

10.      Invoicing and Payment
         ---------------------

10.1 Inyx shall issue an invoice to AstraZeneca for the applicable Price for all Products delivered to AstraZeneca. The invoice shall contain a reference identifying the AstraZeneca's purchase order as well as the relevant AstraZeneca Product article number identifying the Product.

10.2 AstraZeneca shall pay all invoices in full within thirty (30) days from receipt of the relevant invoice and certificates for the Products, whichever is later, to Inyx as detailed in Exhibit 2 or Product Requirements; provided, however, that if AstraZeneca rejects any Products pursuant to Section 12.1, then payment shall be due within thirty (30) days of 11 June 2004 receipt by AstraZeneca of (i) notice from the independent expert (as described in Section 12.4) that the


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

         Products are conforming or (ii) conforming Products in replacement of any Non-Conforming Products (as defined herein) or otherwise, as the case may be.

11.      Continuous Improvements
         -----------------------

11.1 Inyx shall continuously use its best commercial efforts to make improvements in purchasing prices of raw material and other materials as well as in its Manufacturing Process of Product in order to decrease the Price. After Inyx' recovery of its expenses or write-offs of any investment made, any cost reduction shall be split between the parties on a 50/50 basis.

11.2 Any changes in the Manufacturing Process with an impact on the Chemistry, Manufacturing and Control documentation shall be subject to AstraZeneca's prior written approval and change control system set out in the Quality Assurance Agreement.

12.      Shortfalls, Damages & Defects
         -----------------------------

12.1 If any shipment of Product delivered by Inyx contains any damage, shortage or defect of the Product, AstraZeneca shall notify Inyx (a) within sixty (60) days of receipt of such shipment if such damage, shortage or defect can be ascertained by the exercise of reasonable diligence upon examination by AstraZeneca on receipt of such shipment, or (b) within sixty (60) days after discovery of the same if such damage, shortage or defect cannot be ascertained by the exercise of reasonable diligence upon examination by AstraZeneca on receipt of such shipment (including non-conformities relating to stability).

12.2 If there is any defect in or damage to any Product delivered by Inyx or documentation (collectively, "Non-Conforming Product"), Inyx shall at AstraZeneca's option without any undue delay either:

         12.2.1 replace the Non-Conforming Product with conforming Product, at Inyx's expense; or

         12.2.2 refund to AstraZeneca the cost paid to Inyx by AstraZeneca for such Non-Conforming Product, or, if the invoice has not been paid, cancel the invoice; and

         12.2.3 in either case, compensate AstraZeneca for any direct costs incurred as a result of the delivery of Non-Conforming Product and costs for removal or disposal of Non-Conforming Product.

12.3 If there is any shortfall in any shipment of Product delivered, as against the relevant order placed by AstraZeneca, Inyx shall at AstraZeneca's option without any undue delay either:

         12.3.1 deliver the quantity of shorted Product to AstraZeneca, at Inyx's cost; or


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

         12.3.2 credit or refund AstraZeneca, at AstraZeneca's discretion, for the amount of shortfall; and

         12.3.3 in either case, compensate AstraZeneca for any direct costs incurred as a result of such shortfall.

12.4 If a dispute arises between the Parties as to any claimed damage or defect in the Product or shortage of Products delivered, which cannot be resolved by the Parties within thirty (30) days of a claim being notified by AstraZeneca to Inyx, either Party may require that the matter in dispute be referred to an independent expert (such as an independent testing laboratory) selected by agreement of the Parties or, failing agreement, appointed by the Stockholm Chamber of Commerce, at the instigation of either Party. Such referral will be solely for the purpose of establishing whether or not there is any shortage, damage or defect (as the case may be) in the Product delivered by Inyx to AstraZeneca. Except in the case of fraud or manifest error on the part of such independent expert, the decision of such independent expert will be binding upon the Parties. If the independent expert decides there was no shortage, damage or defect in the Product in question, the costs of the independent expert will be borne by AstraZeneca. In all other circumstances, the costs of the independent expert will be borne by Inyx.

12.5 The remedies set forth in this Article 12 shall be in addition to any other rights that AstraZeneca or Inyx may have hereunder or at law as specified in this Agreement.

13.      Quality, Manufacturing and Storage
         ----------------------------------

13.1 In manufacturing, testing, storing, releasing and delivering (according to the agreed Incoterm) Product to AstraZeneca, Inyx shall comply with all of the provisions and requirements of the Quality Assurance Agreement and the Product Requirements. Any breach of the Quality Assurance Agreement or the Product Requirements shall be deemed a breach of this Agreement as set out in Section 2.2 In the event of a discrepancy between the Quality Assurance Agreement and this Agreement, the terms of the Quality Assurance Agreement shall control.

13.2 Inyx and AstraZeneca agree to cooperate in attempting to resolve all product quality complaints as set out in the Quality Assurance Agreement.

14.      Product Recall
         --------------

         AstraZeneca shall have sole discretion over whether and under what circumstances to require the recall of a batch of Product. In the event that a recall of a batch of Product from sale is necessary as a result of the willful misconduct or negligence of Inyx, Inyx shall be responsible for all costs relating thereto. In the event that a recall is necessary for reasons in addition to the willful misconduct or negligence of Inyx, then Inyx and AstraZeneca shall be responsible for a proportionate share of such costs, to be agreed between the Parties. Subject to the above, AstraZeneca shall bear the costs of any recall in any other circumstances.


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

15.      Responsibilities For Scrapped/Wasted Materials
         ----------------------------------------------

15.1 Inyx shall base the planning and purchasing of raw materials/packaging components upon purchase orders issued by AstraZeneca.

15.2 If Inyx initiates any change in raw materials/packaging components, as set out in the QAA between the parties, Inyx shall take all costs associated with such change, including for scrapped/wasted materials.

15.3 If AstraZeneca initiates a change in raw materials/packaging components or terminate/withdraw a Product from the market the Parties shall in good faith plan for the termination in order to minimize Inyx's cost of waste. AstraZeneca shall take such costs associated therewith, including for scrapped/wasted materials, at the maximum six (6) months of need of the stock of raw material/packaging components from the date of notice of such change or termination/withdraw of Product.

15.4 Products and waste material from Inyx's manufacture of the Product, which carries the AstraZeneca name or logo or a product name or similar (below jointly referred to as "Waste") shall be destroyed by Inyx as soon as possible (without jeopardizing supply) and such destruction shall be confirmed to AstraZeneca. Until destruction has taken place the Waste shall be stored and handled in a manner preventing unauthorized access and possible misuse.

16.      Printed Packaging and Artwork
         -----------------------------

16.1 Inyx shall be responsible for the handling of artwork on the printed packaging, in agreement with each Affiliate of AstraZeneca.

16.2 Any change to the artwork shall be initiated by either Party via a Packaging Administration Form (PAF) or similar and be work processed as set out in Exhibit 6, General Work Flow for the Artwork Process.

16.3 The costs relating to changes in the artwork are allocated as set out in Article 15.

17.      Ownership and Use
         -----------------

17.1     AstraZeneca  is the owner of the  AstraZeneca  Property,  including all
         drawings  (in  paper  or  electronically),   including  any  subsequent
         modifications and improvements, and has full right and title thereto.

17.2 The AstraZeneca Property may only be utilized for the sole purpose of supply of Products to AstraZeneca or its Affiliates.

17.3 Inyx shall provide standard routine maintenance of the AstraZeneca Property and property purchased by Inyx and used in production of Products, (if software such as drawings and other related documents that are stating changes) at the cost of Inyx as required to secure uninterrupted Product supply. Inyx will perform any other maintenance or upgrade requested by AstraZeneca at AstraZeneca's expense.


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

17.4 AstraZeneca will ensure that all AstraZeneca Property is adequately covered by appropriate insurance to its full reinstatement value in case of damages to it outside the control of Inyx. Inyx will ensure that all AstraZeneca Property and property purchased by Inyx and used in production of Products is adequately covered by appropriate insurance to its replacement value to the extent not covered by AstraZeneca's insurance.

17.5 Inyx will ensure that all AstraZeneca Property owned by AstraZeneca is clearly marked as such and shall be tagged with an Inyx' identification number and listed accordingly in Inyx' asset register.

17.6 The condition of AstraZeneca Property shall be reviewed at regular intervals. In addition, Inyx shall on an annual basis in connection with the annual price review provide AstraZeneca with an estimate of usage and forecasts for routine refurbishment, if any, required in the following twelve (12) months on AstraZeneca Property.

17.7 In the case of termination of this Agreement for any reason, the Parties shall in good faith negotiate any acquisition by Inyx of any AstraZeneca Property.

18.      Legal and Regulatory Requirements
         ---------------------------------

18.1 Inyx shall comply with all relevant and applicable local, national, and international legal requirements ("Applicable Laws") and any other relevant requirements applicable in respect of the manufacture, handling, transport and storage of the Product at all times.

19.      Corporate Responsibility
         ------------------------

19.1 AstraZeneca does business with parties conducting in a manner consistent with AstraZeneca's policies concerning "Corporate Responsibility" (as in effect from time to time). AstraZeneca shall provide Inyx with the latest edition of this policy.

19.2 Inyx represents and warrants that Inyx will perform this Agreement in material compliance with all applicable laws and regulations, including, without limitations, laws and regulations relating to Safety, Health and Environment (SHE) relating to the Products and the raw materials used in connection therewith and relating to fair labor practices and unlawful discrimination.

19.3 AstraZeneca and Inyx shall, as soon as practicable upon commencement of the services, meet to discuss the performance of services and sharing of best practices in order to find opportunities for continuous improvements in Corporate Responsibility objectives in the context of this Agreement.

20.      Additional Representations and Warranties
         -----------------------------------------

20.1 Inyx represents and warrants, to the best of its knowledge, to AstraZeneca that:

         20.1.1 Inyx is the lawful owner, lessee or licensee of all plant, equipment, machinery, Intellectual Property Rights and know-how, as well as all permissions required, to enable Inyx to perform its obligations under this Agreement;

         20.1.2 the performance by Inyx of its obligations to AstraZeneca under this Agreement will not breach or be in conflict with any covenant or obligation of Inyx to any third party, and will not infringe any rights of any third party;

         20.1.3 Inyx will inform AstraZeneca promptly in writing of any event, which in the reasonable judgment of Inyx may adversely affect
                  (i) Inyx's  ability to  manufacture  or supply the Products or
                  (ii) the  suitability of the Products for  AstraZeneca's  use;
                  and

         20.1.4 at the time of delivery of each Product to AstraZeneca, (i) such Product will have been manufactured, handled, stored and transported in accordance with all Applicable Laws and applicable regulations and (ii) such Product will have been manufactured in accordance, and be in conformity, with the Product Requirements and the Quality Assurance Agreement and will conform with the certificates provided pursuant to the Quality Assurance Agreement.

21.      Force Majeure
         -------------

21.1 Subject to Section 21.3, a Party's obligations under this Agreement will be suspended to the extent and for the duration that its performance is delayed, hindered or prevented by circumstances which are not within its reasonable control ("Force Majeure").

21.2 For the purposes of this Section, Force Majeure includes acts or restraints of governments or public authorities, war, revolution, riot or civil commotion, strikes, lock-outs (except relating to a Party's own employees), blockage or embargo, explosion, fire, flood or natural disaster, to the extent that any of these events are beyond the reasonable control of the affected Party.

21.3     A Party affected by any event of Force Majeure shall:

         21.3.1 promptly in writing notify the other Party, explaining the nature, details and expected duration of such event. Such Party shall also notify the other Party from time to time as to when the affected Party reasonably expects to resume performance in whole or in part of its obligations hereunder, and notify the other Party of the cessation of any such event; and

         21.3.2 use its commercially best efforts to resume full performance of its obligations under this Agreement as soon as reasonably practical; and

         21.3.3 pending such resumption, use its commercially best efforts to facilitate any efforts that the other Party may make to procure an alternative method by which its obligations under this Agreement may be performed.

21.4 If a Party anticipates that an event of Force Majeure may occur, such Party shall notify the other Party of the nature, details and expected duration of such event.

21.5 If, as a result of Force Majeure, Inyx is unable to manufacture or supply the full amount of Product ordered by AstraZeneca or which AstraZeneca would have ordered but for such circumstances, then:

         21.5.1 AstraZeneca shall purchase the amount of Products Inyx is able to supply, but at the Price which would have applied had Inyx been able to manufacture and supply and had AstraZeneca purchased the quantities actually required by AstraZeneca, and the amount AstraZeneca would have ordered but for such Force Majeure shall be taken into account when calculating any volume discount as if AstraZeneca had purchased the full amount from Inyx; and

         21.5.2 if such circumstances continue or are forecast to continue for more than three (3) months, Inyx shall use all reasonable efforts to offer to AstraZeneca alternative capacity or supply for Product (at prices and on terms to be agreed) which can be operable within a further three (3) months, to standards compliant with the Quality Assurance Agreement; and

         21.5.3 Inyx shall allocate all available capacity of Product produced by Inyx as between AstraZeneca and other customers of Inyx proportionally in accordance with the amount of Product and other products supplied to AstraZeneca and other customers during the twelve (12) months prior to such Force Majeure.

21.6 If, as a result of Force Majeure, AstraZeneca is unable to take or use the Product which has been ordered, or which would have been ordered but for AstraZeneca's inability to take or use the Product, AstraZeneca will only be obliged to purchase such Products under purchase orders it has placed for the Product.

21.7     If a Force Majeure prevails for a continuous  period in excess of three
         (3) months, the Party which is to be notified of such circumstances in accordance with Section 21.3.1 may terminate this Agreement by giving written notice of termination with immediate effect to the Force Majeure Party.

22.      Term and Termination
         --------------------

22.1     This Agreement shall be effective during the Term.

22.2 Either Party may terminate this Agreement without cause by giving the other party twelve (12) months prior written notice, provided however, that such notice of termination may not be given during the initial thirty (30) months of the Term.

22.3 This Agreement will automatically terminate in case the Parties have not executed a formal QAA by the latest on the 1 September 2004, unless otherwise agreed in Such QAA shall be appended to this Agreement as
         Exhibit 4.

22.4 Notwithstanding Section 22.2, if the tech transfer, validation of commercial batches or QA inspections by regulatory authorities in connection therewith are delayed more than sixty (60) days or do not pass successfully in AstraZeneca's qualified opinion, then this Agreement may be terminated immediately upon written notice from AstraZeneca.

22.5 Termination by Either Party. In addition to any other provision of this Agreement expressly providing for termination of this Agreement, this Agreement may be terminated immediately by either Party upon notice to the other Party:

         22.5.1 in the event of a breach of this Agreement by the other Party, where such breach is capable of cure and such breach remains uncured and has not commenced to be cured for twenty (20) days after notice of such breach and the breach is still not cured within a reasonable time - such reasonable time shall be set in relation to the particular circumstances of the relevant breach - but in no event will the reasonable time last longer than hundred and eighty (180) days after notice of such breach;

         22.5.2 in the event of a material breach of this Agreement by the other Party where such breach is not capable of cure;

         22.5.3 if the other Party shall file in any court or agency, pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an the appointment of a receiver or trustee of such other Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, or if the other Party shall propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of its creditors;

         22.5.4 if any encumbrancer takes possession of any material part of the assets of the other Party;

         22.5.5 if any distress, execution or other such process is levied or enforced upon or against any of the material assets of the other Party;

         22.5.6 if the other Party ceases or threatens to cease to carry on the whole or substantially the whole of its business or that part of its business to which this Agreement relates.

22.6 Notwithstanding Section 22.2, if AstraZeneca, including its Affiliates, decides not to launch the Product for any reason or ceases the marketing and sale of the Product for any reason, this Agreement may be terminated immediately upon written notice from AstraZeneca. In case of such termination, AstraZeneca will compensate Inyx by paying as follows:

         (a) the Price for any stock of the Product not yet released and delivered to AstraZeneca in volumes which are ordered by AstraZeneca and confirmed by Inyx to AstraZeneca.

         (b)      the direct cost for the  volumes of Product in progress  which
                  are  ordered  by   AstraZeneca   and   confirmed  by  Inyx  to
                  AstraZeneca.

         (c) Inyx's direct costs for raw materials and other materials in Inyx's stock at the date of such termination and purchased for the use in the manufacture of the Product. The compensation under this sub-paragraph (c) is given provided that:

                  (i) the volumes of raw materials and other materials are within AstraZeneca's latest Forecast and for a period not exceeding three (3) months from the date of AstraZeneca's notice;

                  (ii)     the  raw   materials  and  other   materials   cannot
                           reasonably be used for other purposes by Inyx; and

                  (iii) AstraZeneca is entitled to collect such raw materials and other materials for its own use or sale, without additional charge.

22.7 AstraZeneca may terminate this Agreement immediately upon giving notice to Inyx in the event of a Change of Control of Inyx.

22.8 Without prejudice to any other rights or remedies which either Party may have, upon the termination of this Agreement each Party shall:

         22.8.1 immediately pay to the other Party all undisputed sums which at the date of termination are due and payable to the other Party under this Agreement; and

         22.8.2 immediately cease all use of any property of the other Party, including any Intellectual Property Rights of the other Party under this Agreement; and

         22.8.3 within twenty eight (28) days of such termination, at its own expense, return to the other Party any property of the other Party in its possession, custody or control, including all Confidential Information of that Party and copies of it under this Agreement; provided, however, that a Party may retain one
                  (1) copy of the other Party's Confidential Information in order to ensure compliance with its obligations set forth in this Agreement; and

         22.8.4 at AstraZeneca's request and cost, assist AstraZeneca in finding an alternative supplier and supply all reasonable assistance and support in transferring the Supply of Product(s) to such alternative supplier.

22.9 Articles 1, 2, 14, 25 (as set out in 25), 26, 27 (as set out in 27), 29, 34 and 35, and this Section 22.9 will survive expiry or termination of this Agreement, howsoever the same occurs.

23.      Tech Transfer to AstraZeneca or a Second Supplier
         -------------------------------------------------

         Upon AstraZeneca's request, Inyx shall provide all necessary and useful technology transfer documentation and know-how for the manufacturing process, testing, release and delivery of the Product to AstraZeneca or such second supplier as AstraZeneca designates at cost at AstraZeneca's expense.

24.      Most Favored Customer
         ---------------------

Notwithstanding anything herein to the contrary, if, at any time during the Term the Price for the Product exceeds the lowest delivery price at which Inyx (or any of its Affiliates) offers equal quantities of a similar product on similar terms and comparable quality to any of its other customers, Inyx shall promptly notify AstraZeneca of that fact and the Price for such Product will be reduced for all deliveries of the Product after the date of Inyx's notice of that lowest delivery price, for so long as it continues to apply.

25.      Confidentiality
         ---------------

25.1 Except as otherwise provided in this Agreement, any Confidential Information which is disclosed by or on behalf of a Disclosing Party to the Receiving Party will remain the property of the Disclosing Party.

25.2     The Receiving Party undertakes:

         25.2.1 to use the Confidential Information solely and exclusively for the purposes of this Agreement (or such other purpose as is agreed in writing between the Parties at the time of disclosure), and not to use the Confidential Information for any other purpose whatsoever, including the development, manufacture, marketing, sale or licensing of any process or product or any other commercial purpose anywhere in the world, unless the Parties enter into an agreement specifying otherwise; and

         25.2.2 to maintain the confidentiality of the Confidential Information and not to disclose it directly or indirectly to any other company, organization, individual or third Person, except as permitted by Section 25.3.

25.3 Notwithstanding Section 25.2, the Receiving Party may disclose Confidential Information to any of its Affiliates, and its and its Affiliate's directors, employees and professional advisers who need to know the Confidential Information in order to fulfill the purpose of this Agreement, provided that the Receiving Party procures that prior to such disclosure, each such Person to whom Confidential Information is to be disclosed is made aware of the obligations contained in this Agreement, and adheres to these terms as if it were a party to this Agreement.

25.4 Nothing in Section 25.2 will preclude disclosure of any Confidential Information required by any governmental, quasi-governmental or regulatory agency or authority or court entitled by law to disclosure of the same, or which is required by law or the requirements of a national securities exchange or another similar regulatory body to be disclosed, provided that the Receiving Party promptly notifies the Disclosing Party when such requirement to disclose has arisen to enable the Disclosing Party to seek an appropriate protective order, to make known to the relevant agency, authority, court or securities exchange the proprietary nature of the Confidential Information, and to make any applicable claim of confidentiality. The Receiving Party agrees to co-operate in any action which the Disclosing Party may decide to take. If the Receiving Party is required to make a disclosure in accordance with this clause, it will only make a disclosure to the extent to which it is obliged.

25.5     The  provisions  of  Section  25.2 will not  apply to any  Confidential
         Information   which  the  Receiving  Party  can  demonstrate,   to  the
         reasonable satisfaction of the Disclosing Party:

         25.5.1 was already in the possession of the Receiving Party or any of its Affiliates and at the Receiving Party's or any of its Affiliates' free use and disposal or in the public domain (through in each case no fault of the Receiving Party or any of its Affiliates or no breach of this Agreement by the Receiving Party) prior to its disclosure by the Disclosing Party under this Agreement; or

         25.5.2 is purchased or otherwise legally acquired by the Receiving Party or any of its Affiliates at any time from a third Person having and the right to disclose it; or

         25.5.3 comes into the public domain, otherwise than through the fault of the Receiving Party or any of its Affiliates; or

         25.5.4 is independently generated by the Receiving Party or any of its Affiliates without any recourse or reference to the Confidential Information.

25.6 The obligations of each Party in this Section will survive for a period of ten (10) years after the date of expiration or termination of this Agreement.

26.      Improvements
         ------------

26.1 Inyx shall promptly disclose to AstraZeneca details of all Improvements which Inyx conceives, reduces to practice, develops, discovers or otherwise makes during the Term relating to the Product, and the manufacture and supply thereof.

26.2 AstraZeneca will have exclusive ownership of all right, title and interest in and to any such Improvements relating to the Products and Inyx shall and does hereby assign to AstraZeneca any and all right, title or interest of Inyx in or to such Improvements.

26.3     AstraZeneca  grants  Inyx  a  non-exclusive,   perpetual,   irrevocable
         worldwide fully paid up license to any Improvements relating to the manufacture process.

26.4 Inyx shall, upon AstraZeneca's request and at AstraZeneca's expense, execute all such documents and do all such things as may be necessary to vest in AstraZeneca the entire right, title and interest to such Improvements.

26.5 AstraZeneca at all times shall own the AstraZeneca Information. Inyx at all times shall own the Inyx Information.

27.      Insurance
         ---------

         Inyx shall maintain during the Term and for three (3) years thereafter insurance coverage of the types and in the amounts typically carried by companies in the pharmaceutical business. Inyx will exhibit to AstraZeneca upon written request certificates of insurance evidencing its insurance coverage and limits.

28.      Use of Name
         -----------

28.1 Except as provided under Section 28.2, neither Party may make any announcement about the transactions contemplated by this Agreement without the prior written consent of the other Party.

28.2 Each Party shall not mention or otherwise use the name, insignia, symbol, trademark, trade name or logotype of the other Party or its Affiliates in any publication, press release, promotional material or other form of publicity without the prior written consent of the other Party in each instance. The restrictions imposed by this Article 28 shall not prohibit either Party from making any disclosure identifying the other Party that is required by applicable law, rule or regulation or the requirements of a national securities exchange or another similar regulatory body, provided that any such disclosure shall be governed by Article 25.

29.      Notices
         -------

         Any notice, request or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if hand delivered or sent by an internationally recognized overnight delivery service, costs prepaid, or by facsimile (with transmission confirmed), addressed to the Parties at their respective addresses first set forth above or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 29. Such notice, shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed), or on the second business day (at the place of delivery) after deposit with an internationally recognized overnight delivery service, whichever is the earlier. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. This Section is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

30.      Relationship of the Parties
         ---------------------------

30.1     The  status  of a  Party  under  this  Agreement  shall  be  that of an independent contractor. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture or agency relationship between the Parties.

31.      Assignment
         ----------

31.1 This Agreement may not be assigned by either Party in whole or in part without the prior written consent of the other Party, which consent shall not be unreasonably withheld, except that AstraZeneca without such consent may assign this Agreement and its rights and obligations hereunder to any of its Affiliates or any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement relates.

31.2 AstraZeneca shall always have the right to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates.

32.      Expenses
         --------

         Except as otherwise expressly provided in this Agreement, each Party shall pay the fees and expenses of its respective lawyers and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Agreement.

33.      Waiver and Non-Exclusion of Remedies
         ------------------------------------

33.1 A Party's failure to enforce, at any time or for any period of time, any provision of this Agreement, or to exercise any right or remedy shall not constitute a waiver of that provision, right or remedy or prevent such Party from enforcing any or all provisions of this Agreement and exercising any rights or remedies. To be effective any waiver must be in writing. Subject to Section 12.4 and the requirement that the Parties submit to binding arbitration in accordance with
         Section 35, all rights and remedies are cumulative and do not exclude any other right or remedy provided by law or otherwise available.

33.2 The payment of the invoices by AstraZeneca under Section 10.2 will not operate as any waiver by AstraZeneca any right, power or remedy provided by law or under this Agreement.

34.      Severability
         ------------

         If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then, to the fullest extent permitted by applicable law and if the rights or obligations of any Party will not be materially and adversely affected: (a) such provision will be given no effect by the Parties and shall not form part of this Agreement; (b) all other provisions of this Agreement shall remain in full force and effect and (c) the Parties will use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with applicable law and achieves, as nearly as possible, the original intention of the Parties. To the fullest extent permitted by applicable law, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect.

35.      Governing Law and Disputes
         --------------------------

35.1 The interpretation and construction of this Agreement shall be governed by the laws of Sweden excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

35.2 Except as set forth in Section 12.4, any dispute arising out of or relating to this Agreement shall be settled by binding arbitration in accordance with the Stockholm Chamber of Commerce's rules of arbitration. The number of arbitrators shall be three (3), of whom each Party shall appoint one (1). The two arbitrators so appointed will select the third and final arbitrator. The place of arbitration shall be Stockholm in Sweden. The language used in the arbitration proceedings shall be English. The proceedings, including any outcome, shall be confidential. Nothing in this Section will preclude any Party from seeking interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

35.3 The Parties agree to use best commercial efforts to mutually resolve any and al outstanding disputes or issues that may arise as a result of this Agreement.

36.      Counterparts
         ------------

         This Agreement is executed in two (2) counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.

37.      Execution
         ---------

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

SIGNED for and on behalf of                   SIGNED for and on behalf of

AstraZeneca AB (publ)                         Inyx Pharma Ltd



s/s K. Johannsson, H. Sharte                  s/s Steven Handley
----------------------------------            ----------------------------------
Signature                                     Signature

Name:   K. Johansson, H. Sharte               Name:    Steven Handley
Title:  VP Supply/CFO, LPS                    Title:   President and Director

                                    Exhibit 1
                                    ---------

                     PRODUCT, PRODUCT REQUIREMENTS AND PRICE

1.       Product
         -------

         Pulmicort HFA pMDl

2.       Product Requirements
         --------------------

         Art. no..specified in the QAA.

         Art. no..specified in the QAA.

3.       Price
         -----
         Product 100g/ dose -                   120 doses -GBP One  thousand one
                                                hundred  thirty  seven  809/1000
                                                ((pound)1,137.809)  per thousand
                                                (1,000) units for.

         Product 200g/ dose - 120 doses -       GBP  One  thousand  two  hundred
                                                eighty        eight       9/1000
                                                ((pound)1,288.009)  per thousand
                                                (1,000) units for.

         Product l00g/ dose - 120 doses without secondary packaging and actuator
         packaged product) -                    (bulk  drug  GBP  Eight  hundred
                                                ninety      eight       809/1000
                                                ((pound)898.809)   per  thousand
                                                (1,000) units.

         Product 200g/ dose - 120 doses without secondary packaging and actuator
         packaged product) -                    (bulk  drug  GBP  One   thousand
                                                forty       nine        009/1000
                                                ((pound)1,049.009)  per thousand
                                                (1,000) units.



3.1 The Price includes the components specified in the cost break down below:

------------------------------- --------------- ---------------- ---------------
                                                     PRICE            PRICE
                                                 ((pound))/1000   ((pound))/1000
  Characteristic & ref. No.       Supplier           Product          Product
------------------------------- --------------- ---------------- ---------------
                                                  100g/ dose         200g/ dose
                                                  - 120 doses        - 120 doses
------------------------------- --------------- ---------------- ---------------
Filling, Function Testing and   Inyx                302.000             302.00
primary packaging of Product

------------------------------- --------------- ---------------- ---------------
Budesonide micronized           AstraZeneca         150.200             300.400

------------------------------- --------------- ---------------- ---------------
LIGA Mg-sterate, MF-2-V         Tracomme AG           0.009               0.009

------------------------------- --------------- ---------------- ---------------


                                       1-1

------------------------------- --------------- ---------------- ---------------
HFA 134a, HFA Zephex 134a       Ineos Limited        90.000              90.000

------------------------------- --------------- ---------------- ---------------
Cans:  12 ml, AL, C1148P,       Presspart            36.600              36.600
slimline plain base

------------------------------- --------------- ---------------- ---------------
Valves:  DF 31/50 RCU,          Inyx Dispray        320.000             320.000
10006319

------------------------------- --------------- ---------------- ---------------
TOTAL PRICE BULK DRUG PRODUCT                       898.809           1,049.009
-----------------------------

------------------------------- --------------- ---------------- ---------------
Secondary Packaging:            Inyx                 88.000              88.000


------------------------------- --------------- ---------------- ---------------
Carton and Leaflet:             Inyx' Supplier       32.000              32.000
                                as approved by
                                AstraZeneca

------------------------------- --------------- ---------------- ---------------
Actuators:  120D AstraZeneca    Betts UK            119.000             119.000
Assy 0.6 mm orif/3.2 stem
FP1157

------------------------------- --------------- ---------------- ---------------
TOTAL PRICE PRODUCT                               1,137.809           1,288.009
-------------------

------------------------------- --------------- ---------------- ---------------


4.       Minimum remaining shelf life
         ----------------------------

         Inyx shall only deliver Products with a remaining shelf life of eighteen (18) months at the time of delivery.

5.       Invoice address
         ---------------

         AstraZeneca AB

         AstraZeneca Sweden Operations

         Accounts Payable B416

         151 85 Sodertalje

         Sweden

6.       Fixed Price Term
         ----------------

         The Prices shall be fixed and not subject to variation until and including 31 December 2005. Thereafter the Prices shall be fixed and not subject to variation for one (1) year terms beginning 1 January 2006.



                                      1-2

7.       Price Review Date
         -----------------

         Either party may initiate the review of the price at the earliest three
         (3) months prior to the expiry of the Fixed Price Term.

8.       Price Review Parameters
         -----------------------

         As the basis for the review of the Price, the Parties shall take into account labor cost, efficiency improvements, material costs, inflation rate in the UK and other costs, all according to the indices set out in the Price Revision Formula and the continuous improvements achieved under Article 11.

9.       Price Review Formula
         --------------------

                     L1
                     --
         P = Po (a x L2 + b x M1 + c)
             --      --       --
             100    Prod      M2

         where

         P =      final price for invoicing

         Po=      price according to Supply Agreement

         Ll =     index  for  average  earnings  (excluding  bonuses)  based  on
                  average     from     preceding     year    prior     delivery.
                  (www.statistics.gov.uk/cci/nugget.asp?id=10).


         L2 = index for average earnings (excluding bonuses) of the base month. Base month as defined below.

         M1 = index for materials based on average from preceding year prior delivery. Index for Chemicals, calculated out of Importprisindex (IMPI), 1990=100 after product group Prod-SNI97

         M2 = index for materials for the base month. Base month as defined below.

         Prod =   productivity improvement index for labor           Prod = 1,05

         a =      percentage proportion of wages                      a = 45%

         b =      percentage proportion of materials                  b = 45%

         c =      percentage proportion of other costs, not index reg. C = 10%

         Base month is defined as the Month of June 2004.

         Example of how the Price Review Formula is applied:
         ---------------------------------------------------

         Assume wages index goes up by      3%



                                      1-3

         Assume material costs go up by     4%

         Non intended costs                 10% (fixed)

                                                  --                         --
                                                 |                             |
         Price            =       1,137.809      | 45% x 1.03 + 45% x 1.04 + 10|
                                  ---------      |       ---                   |
                                     100         |      1.05                   |
                                                 |                             |
                                                  --                         --

                          =       1,137.809    (|44.14285 + 46,8 + 10)
                                  ---------
                                     100

         New Price        =        (pound)1,148.537

10.      Payment details
         ---------------

         Barclays Bank PLC
         Barclays Business Centre
         PO Box 100, Leeds LS 1 IPA
         Account name Inyx Pharma LTD,
         Account number: 00402087
         Sort code  20-48-46


















                                      1-4

                                    Exhibit 2

                              LOGISTIC ARRANGEMENTS

Delivery:

The Products shall be delivered Ex Works (Incoterms 2000).

Means of Transport:

By truck.

Transport Requirements:

Products shall always be transported in rigid box trailers under temperature control. The temperature shall be between +2-+25 degrees Celsius, unless AstraZeneca provides Inyx with specific written instructions.
Temperature monitor should be used during transportation i.e. from loading on to truck until and including receipt at AstraZeneca's central warehouse. AstraZeneca will provide monitors or other temperature trace recorders.


Carrier:

     o    The goods shall be packed on EUR-pallet (1200 x 800 mm).

     o    Maximum height for the loading incl. the pallet is 1150 mm.

     o The loading shall be fixed with a sheet on the top and shrink wrapped or stretch banded.

     o    No overhang outside the EUR-pallets external dimension.

     o    The goods shall be marked on both shorter sides.

     o    Part box / Sample box should be clearly marked.

     o    Only one product and batch on each pallet.

     o    The pallet shall be dry, clean and undamaged.

Marking:

The carrier shall be marked with a label on both sides of the load. The following information shall be stated on the label:
- Inyx's name
- AstraZeneca's article number
- AstraZeneca's purchasing order reference
- Lot no.


                                      2-1

- Quantity (sales unit)
- Pallet/package no. referring to the packing list/delivery note
- Market country

Each shipper (carton) shall be marked with its content:
- AstraZeneca article No.
- Lot no.
- Expiry date
- Name of the Product
- No. of units/shipper
- Market country

Forwarding Agent:





Delivery address:

According to Purchase Order by AstraZeneca.

Exchange of Documents:

Documents shall be sent to Distribution & Nordic Supply Point

Forecast/confirmation
Purchase order/confirmation
Delivery plan/confirmation
Deviation report when necessary
Shipping advice

Shipping advice:

The shipping advice shall be sent by mail or fax to AstraZeneca at the latest the same day as the Products are shipped from lynx. The advice shall contain the same information regarding the actual shipment as the delivery note.

Delivery note/Packing list:

Delivery note/Packing list shall always be included in the delivery and clearly marked.

Following information shall be stated on the note/list:
- AstraZeneca purchase order reference
- AstraZeneca article No.
- Lot no.
- Manufacturing year/month - Expiry date
- Each pallet no and number of units per pallet
- Total number of units (sales unit)



                                      2-2

With Products:

- Delivery note/Packing list
- Forwarding documents
- Certificate of Analysis (except if the Products are managed with QP release)

By Separate Mail:

Invoice

































                                      2-3

                                    Exhibit 3

                                 CONTACT PERSONS

Contact persons in matters relating to the supply and manufacture of the Products are the persons indicated below, or such other persons as subsequently notified by one party to another:

another:

--------- ----------------- ------------------ ----------------------------------- ------------------
Company   Activity          Contact Name       E-mail                              Telephone
                                                                                   Number
--------- ----------------- ------------------ ----------------------------------- ------------------
Inyx      Commercial        Uli Bartke         Uli.bartke@inyx-pharma.co.uk        +44 1928 532 226

--------- ----------------- ------------------ ----------------------------------- ------------------
Inyx      Consecutive       Christine          christine.carmichael@inyx-          +44 1928 532 238
                            Carmichael         pharma.co.uk

--------- ----------------- ------------------ ----------------------------------- ------------------
Inyx      Technical         John Hamer         John.hamer@inyx-pharma.co.uk        +44 1928 532 219
          Matters/
          Packaging/
          Material/Artwork

--------- ----------------- ------------------ ----------------------------------- ------------------
Inyx      Regulatory        Colin Hunter       Colin.Hunter@inyx-pharma.co.uk      +44 1928 532 265

--------- ----------------- ------------------ ----------------------------------- ------------------
Inyx      Change Control/   Anastasia Loftus   Anastasia.Luftus@inyx-pharma.co.uk  +44 1928 502 204
          Product
          Maintenance

--------- ----------------- ------------------ ----------------------------------- ------------------
--------- ----------------- ------------------ ----------------------------------- ------------------
AZ        Commercial        Madeleine Rudlid   madeleine.rudlid@astrazeneca.com    +46 8 553 273 50

--------- ----------------- ------------------ ----------------------------------- ------------------
AZ        Consecutive
--------- ----------------- ------------------ ----------------------------------- ------------------
AZ        Technical         Martin Persson     Martin.EK.Persson@astrazeneca.com   +46 8 553 275 58
          Matters/
          Packaging/
          Material/Artwork

--------- ----------------- ------------------ ----------------------------------- ------------------
AZ        Regulatory        Maria Nystrom

--------- ----------------- ------------------ ----------------------------------- ------------------
AZ        Change Control/   Ylva               Ylva.Hezekielsson@astrazeneca.com   +46 8 553 265 98
          Product           Hezekielsson
          Maintenance

--------- ----------------- ------------------ ----------------------------------- -------------------















                                      3-1

                                    Exhibit 4

                           QUALITY ASSURANCE AGREEMENT

                to be appended by the latest on I September 2004































                                      4-1

                                    Exhibit 5

                              AstraZeneca Property

The following list details the assets owned by AstraZeneca at Inyx' facilities for use in the supply of the Products to AstraZeneca all procured year 2004:

DH Industries

     o    Double diaphragm pump

     o    Change parts for filling machine

     o    Change Parts for can sorting machine

     o    Propellant metering system

     o    Suspension flow monitoring system

Kells

     o    Stainless Steel Vessel and Weighing System

Innerflow Engineering

Fixed product supply and return lines dedicated to the AstraZeneca process

Frymakoruma

     o    High shear mixer, which will be integrated with the Kells'vessel

Others (estimate - includes)

     o    Dedicated dispensing equipment for active and magnesium stearate






















                                      5-1

                                   Exhibit 6
                                   ---------

                    GENERAL WORK FLOW FOR THE ARTWORK PROCESS



---------------------                -------------------------------------
AstraZeneca           <---------                  AstraZeneca
Distribution Services              / /        Marketing Company
---------------------             / /-------------------------------------
                                 / /                 |
---------------------------     / /                  |
For  new  products/packs:      / /  -------------------------------------
AZ MC provides                / /                Supplier
Distribution  Services with  / /               PAF + templates
a PAF for information.      / /     -------------------------------------
---------------------------         AstraZeneca Marketing Company -
                                    Create artwork and regulatory
                                    approval by concerned authorities
                                    - Provide regulatory approved artwork
                                    (electronic and paper copy) +
                                    PAF to supplier
                                    -------------------------------------
                                                     |
                                                     |
                                    -------------------------------------
                                                 Supplier
                                              Approved artwork
                                    -------------------------------------
                                                     |
                                                     |
                                    --------------------------------------
                                             Supplier of printed
                                             packaging material
                                              Printed packaging
                                                  material
                                    --------------------------------------
                                                     |
                                                     |
                                    --------------------------------------
                                                 Supplier
                                    - Release printed packaging
---------------------               material for production
AstraZeneca           <---------    - Distribute printed samples of
Marketing Company                   packaging material to AstraZeneca
---------------------               Marketing Company for
                                    information
                                    ---------------------------------------












                                      6-1